UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):                                                                                                                August 15, 2017

           Coach, Inc.
 (Exact name of registrant as specified in its charter)

Maryland	1-16153	52-2242751
(State of Employer Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

    10 Hudson Yards, New York, NY 10001
 (Address of principal executive offices) (Zip Code)

        (212) 594-1850
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On August 15, 2017, Coach, Inc. (the “Company”) issued a press release (the “Press Release”) in which the Company announced its financial results for its fourth fiscal quarter and fiscal year ended July 1, 2017.  All information in the Press Release is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01 Regulation FD Disclosure

Selected unaudited financial information for Kate Spade & Company’s (“Kate Spade”) quarters ended July 1, 2017 and July 2, 2016, prior to the Company’s acquisition of Kate Spade, is presented below.

KATE SPADE & COMPANY

For the Quarters Ended July 1, 2017 and July 2, 2016
(in millions)

	(unaudited)
	QUARTER ENDED
	July 1,	July 2,
	2017	2016

Net sales	$300.6	$319.7

Gross profit	176.5	190.7

Selling, general and administrative expenses (1)	168.5	156.6

Operating income (1)	8.0	34.1

Income from Continuing Operations (1)	$2.9	$24.6

(1) Amounts for the quarter ended July 1, 2017 include pre-tax acquisition-related costs of $8.6 million.

The foregoing financial information has not been audited.  This financial information has been prepared under the legacy accounting systems of Kate Spade, which are in the process of being integrated with our accounting systems.  The foregoing financial information also is not necessarily indicative of the presentation of Kate Spade as part of the consolidated Coach enterprise, which may differ materially from the results reflected in this information.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.  The following exhibit is being furnished herewith:

99.1                  Text of Press Release, dated August 15, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 15, 2017

COACH, INC.

By:	/s/ Todd Kahn
Todd Kahn
President, Chief Administrative Officer & Secretary

EXHIBIT INDEX

99.1	Text of Press Release, dated August 15, 2017